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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               DECEMBER 17, 1998
               Date of Report (date of earliest event reported)


                        INTERNATIONAL NETWORK SERVICES
            (Exact name of Registrant as specified in its charter)

          CALIFORNIA                       0-21131                         77-0289509
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer Identification No.)
incorporation or organization)
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                             1213 INNSBRUCK DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      Registrant's telephone number, including area code:  (408) 542-0100

                                      N/A

         (Former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

     International Network Services ("INS") is restating the following information to give retroactive effect to its acquisition (the "Acquisition") of VitalSigns Software, Inc. ("VitalSigns"), which was effective as of November 20,
1998 and accounted for as a pooling of interests: (i) Consolidated Financial
Statements at June 30, 1997 and 1998 and for each of the three years in the period ended June 30, 1998, (ii) unaudited Consolidated Financial Statements at
September 30, 1998 and for the fiscal quarters ended September 30, 1998 and 1997, and (iii) Management's Discussion and Analysis of Financial Condition and
Results of Operations which relates to the foregoing financial statements. Such information is attached hereto as Exhibit 99 and incorporated herein by this reference.

     Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation.
These financial statements do not extend through the date of consummation.
However, they will become the historical consolidated financial statements of INS and its subsidiaries after financial statements covering the date of consummation of the business combination are issued.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements

               Not Applicable

          (b)  Pro Forma Financial Information

               Not Applicable

          (c)  Exhibits

               23   Consent of PricewaterhouseCoopers LLP
               27.1 Financial Data Schedule Period Type Three Months
               27.2 Financial Data Schedule Period Type Twelve Months
               99   Supplemental Financial Information:
                        Report of Independent Accountants
                        Supplemental Consolidated Balance Sheets
                        Supplemental Consolidated Statements of Income
                        Supplemental Consolidated Statements of
                          Shareholders' Equity
                        Supplemental Consolidated Statements of Cash Flows
                        Notes to Supplemental Consolidated Financial Statements
                        Management's Discussion and Analysis of Financial
                          Condition and Results of Operations
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 1998              INTERNATIONAL NETWORK SERVICES


                                       /s/ Kevin J. Laughlin
                                       ---------------------------
                                       Kevin J. Laughlin
                                       Vice President, Finance and
                                       Chief Financial Officer
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                         INTERNATIONAL NETWORK SERVICES

                           EXHIBIT INDEX TO FORM 8-K
                            Dated December 17, 1998

Exhibit

  23        Consent of PricewaterhouseCoopers LLP
  27.1      Financial Data Schedule Period Type Three Months
  27.2      Financial Data Schedule Period Type Twelve Months
  99        Supplemental Financial Information:
               Report of Independent Accountants
               Supplemental Consolidated Balance Sheets
               Supplemental Consolidated Statements of Income
               Supplemental Consolidated Statements of Shareholders' Equity
               Supplemental Consolidated Statements of Cash Flows
               Notes to Supplemental Consolidated Financial Statements
               Management's Discussion and Analysis of Financial Condition and
                 Results of Operations